===========================================================================



                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                          ---------------------


                               FORM 8-K

                            Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                          ---------------------


    Date of Report (Date of earliest event reported):  June 11, 2001



                            SHONEY'S, INC.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



          Tennessee                    0-4377                62-0799798
----------------------------------------------------------------------------
      (State or other           (Commission File No.)     (I.R.S. Employer
jurisdiction of incorporation)                           Identification No.)



  1727 Elm Hill Pike, Nashville, Tennessee                      37210
-----------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code:  (615) 391-5201
                                                         --------------


=============================================================================






ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     This Current Report on Form 8-K is being filed to report the completion on June 11, 2001 of the sale by Shoney's, Inc. (the "Company") of its wholly owned subsidiary, Commissary Operations, Inc. ("COI") to COI Acquisition Company, a Tennessee corporation owned in part by members of COI's senior management ("COI Acquisition"), pursuant to that certain Stock Purchase Agreement, dated May 15, 2001, by and between the Company and COI Acquisition (the "Purchase Agreement").

     Under the transaction, all of the issued and outstanding common stock of COI was sold for consideration of $9 million. The amount of such consideration was paid in cash and was determined through arms-length negotiations among the parties to the Purchase Agreement.

     Haney A. Long, Jr., Lloyd W. Baldridge, Jr., and Daniel E. Staudt, formerly the President and Chief Executive Officer - Manufacturing and Distribution, the Vice President and Chief Financial Officer - Manufacturing and Distribution, and the Vice President - Manufacturing and Distribution, respectively, of the Company, are the part-owners of COI Acquisition.

     The Company issued a Press Release in connection with the transaction described herein. The Press Release is filed herewith as Exhibit 99 and is incorporated herein by this reference as if copied verbatim. The Purchase Agreement is filed herewith as Exhibit 2 and is incorporated herein by this reference as if copied verbatim.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.  None.

     (b) Pro Forma Financial Information. The following unaudited pro forma financial information is set forth herein under the caption "Shoney's, Inc. Unaudited Pro Forma Consolidated Condensed Financial Statements":

          (1) Unaudited Pro Forma Consolidated Condensed Balance Sheet at February 18, 2001

          (2) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Fiscal Year Ended October 29, 2000

          (3) Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Sixteen Weeks Ended February 18, 2001

          (4) Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements

     (c) Exhibits. See Exhibit Index immediately following the signatures hereto.




                           Shoney's, Inc.
   Unaudited Pro Forma Consolidated Condensed Financial Statements
   ----------------------------------------------------------------

      The following unaudited pro forma consolidated condensed financial statements give effect to the disposition by the Company of COI to COI Acquisition pursuant to the Purchase Agreement, as described in Item 2 and in Exhibit 2 to this Current Report on Form 8-K.

      The unaudited pro forma consolidated condensed balance sheet presents the financial condition of the Company at February 18, 2001 giving effect to the disposition of COI as if it had occurred on such date. The unaudited pro forma consolidated condensed statement of operations for the fiscal year ended October 29, 2000 and the sixteen weeks ended February 18, 2001 give effect to the disposition as if it had occurred as of October 31, 1999.

      The unaudited pro forma financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the disposition been completed as of the dates indicated and is not necessarily indicative of the Company's future financial position or results of operations.






                             SHONEY'S, INC.
         UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                                                Pro Forma
(in thousands)                   Historical      Pro Forma      Historical
                                   2/18/01      Adjustments       2/18/01
                                 ----------     -----------     ----------
ASSETS
Current assets:
  Cash and cash equivalents      $    8,970      $     (3) (a)
                                                     8,575 (b)  $   17,542
  Accounts and notes
   receivable, net                   10,998         (5,924)(a)       5,074
  Inventories                        26,552        (22,225)(a)       4,327
  Prepaid expenses                    5,643         (1,343)(a)       4,300
  Net current assets held
   for sale                          21,584         (2,948)(a)      18,636
                                 -----------     ----------     -----------
     Total current assets            73,747        (23,868)         49,879

Net Property Plant & Equipment      223,613         (5,349)(a)     218,264

Other assets:
  Goodwill, net                      12,708                         12,708
  Deferred charges and other
   intangible assets                 12,624           (555)(a)      12,069
  Other                               3,693           (249)(a)       3,444
                                 -----------     ----------     -----------
                                 $  326,385      $ (30,021)     $  296,364
                                 ===========     ==========     ===========


LIABILITIES AND COMMON
STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable               $   27,085      $ (11,227)(a)  $   15,858
  Other accrued liabilities          54,689         (1,717)(a)      52,972
  Debt and capital leases due
   within one year                  141,923        (11,221)(a)     130,702
                                 -----------     ----------     -----------
     Total current liabilities      223,697        (24,165)        199,532

Long-term debt and capital
 lease obligations                  145,537                        145,537

Other liabilities                    52,793         (2,132)(a)      50,661

Shareholders' deficit:
  Common stock                       51,694                         51,694
  Additional paid-in capital        136,922                        136,922
  Other accumulated
   comprehensive loss                  (998)                          (998)
  Accumulated deficit              (283,260)        (3,724)(b)    (286,984)
                                 -----------     ----------     -----------
    Total shareholders' deficit     (95,642)        (3,724)        (99,366)
                                 -----------     ----------     -----------
                                 $  326,385      $ (30,021)     $  296,364
                                 ===========     ==========     ===========



                             SHONEY'S, INC.
   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED OCTOBER 29, 2000
                  (In thousands, except per share data)

                                                                Pro Forma
                                  Historical      Pro Forma     Historical
                                   10/29/00      Adjustments     10/29/00
                                  ----------     -----------    ----------

Total Revenues                    $   835,845    $ (117,769)(a) $    718,076

Costs and expenses
  Cost of sales                       739,625      (108,397)(a)      631,228
  General and administrative
   expenses                           64,910         (6,456)(a)
                                                      1,590 (b)       60,044
  Impairment of long-lived assets     17,120         (1,898)(a)       15,222
  Interest expense                    36,659           (230)(a)       36,429
  Restructuring expenses               1,031                           1,031
                                  -----------    -----------    -------------
    Total costs and expenses         859,345       (115,391)         743,954

Loss on continuing operations
 before income taxes                 (23,500)        (2,378)         (25,878)

Benefit from income taxes               (504)           999 (c)       (1,503)
                                  -----------    -----------    -------------

Net loss from continuing
 operations                       $  (22,996)    $   (1,379)    $    (24,375)
                                  ===========    ===========    =============

Earnings per common share
  Basic:
    Net loss                      $    (0.46)                   $      (0.48)
                                  ===========                   =============

  Diluted:
    Net loss                      $    (0.46)                   $      (0.48)
                                  ===========                   =============

Weighted average shares
 outstanding
  Basic                            50,427,186                     50,427,186
  Diluted                          50,427,186                     50,427,186






                             SHONEY'S, INC.
   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
             FOR THE SIXTEEN WEEKS ENDED FEBRUARY 18, 2001
                (In thousands, except per share data)

                                                                Pro Forma
                                  Historical      Pro Forma     Historical
                                   2/18/01       Adjustments     2/18/01
                                  ----------     -----------    ----------

Total Revenues                    $   226,529    $  (28,756)(a) $    197,773

Costs and expenses
  Cost of sales                       205,511       (28,196)(a)      177,315
  General and administrative
   expenses                            18,991        (2,043)(a)
                                                        489 (b)       17,437
  Interest expense                     11,047          (458)(a)       10,589
                                  ------------   -----------    -------------
    Total costs and expenses          235,549       (30,208)         205,341

Income (loss) from continuing
 operations before income taxes        (9,020)        1,452 (a)       (7,568)

Provision for income taxes                 72             0 (d)           72
                                  ------------   -----------    -------------

Net income (loss) from continuing
 operations                       $    (9,092)   $    1,452     $     (7,640)
                                  ============   ==========     =============

Earnings per common share
  Basic:
    Net income (loss) from
     continuing operations        $     (0.18)                  $      (0.15)
                                  ============                  =============

  Diluted:
    Net income (loss) from
     continuing operations        $     (0.18)                  $      (0.15)
                                  ============                  =============

Weighted average shares
 outstanding
  Basic                            51,196,068                     51,196,068
  Diluted                          51,196,068                     51,196,068






                             SHONEY'S, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


Note 1.  Balance Sheet

     The pro forma balance sheet has been prepared to reflect the disposition of COI as if it had occurred on February 18, 2001. Pro forma adjustments are made as follows:


    (a) To eliminate the net assets of COI included in the historical balance sheet.

    (b) Represents the net cash proceeds from the sale of COI adjusted for closing and other costs.

Note 2.  Statements of Operations

    The pro forma statements of operations have been prepared to reflect the following pro forma adjustments necessary to reflect the disposition of COI as if it had occurred at October 31, 1999 prior to the period of operations presented in the pro forma statements of operations. Pro forma adjustments are made as follows:

    (a)  To eliminate the historical operations of COI.

    (b) Represents continuing general and administrative costs that will not be reduced after the disposition.

    (c) Reflects income tax provision applied to the adjusted income before income taxes using 42% effective tax rate for the year ended October 29, 2000.

    (d) Reflects no income tax benefit applied to the adjusted loss before income taxes due to an increase in the valuation allowance for deferred tax assets during the sixteen weeks ended February 18, 2001.







                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SHONEY'S, INC.



Dated: June 26, 2001                  By: /s/ V. Michael Payne
                                          -----------------------------------
                                          V. Michael Payne
                                          Chief Financial Officer






                              EXHIBIT INDEX

Exhibit No.      Description                                       Page No.
---------------------------------------------------------------------------

2 Stock Purchase Agreement, dated May 15, 2001, by and between COI Acquisition Company and Shoney's, Inc.

99               Press Release, dated June 12, 2001